EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Stockholders
Viatel, Inc.:

We consent to the use of our report incorporated herein by reference in the registration statement.


                                            /s/ KPMG LLP


New York, New York
November 17, 2000


                                       16